Nuance Mid Cap Value Fund
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 89.2%	Shares	Value
Consumer Discrertionary - 0.1%
Gentherm, Inc. (a)	44,725	$2,467,926

Consumer Staples - 18.1%
Calavo Growers, Inc.	736,924	17,531,422
Clorox Co.	769,158	101,475,015
Estee Lauder Cos Inc/The - Class A	143,213	14,265,447
Henkel AG & Co. KGaA - ADR	5,517,917	107,135,877
Kenvue, Inc.	570,689	10,552,040
Kimberly-Clark Corp.	369,189	49,858,974
McCormick & Co., Inc.	450,804	34,716,416
Mission Produce, Inc. (a)	1,281,242	14,401,160
		349,936,351

Financials - 7.6%
Globe Life, Inc.	223,231	20,702,443
Independent Bank Corp.	60,006	3,849,385
Northern Trust Corp.	922,561	81,785,033
Reinsurance Group of America, Inc.	149,659	33,737,628
TowneBank	168,920	5,614,901
		145,689,390

Health Care - 23.7%
Dentsply Sirona, Inc.	4,994,762	135,557,841
Envista Holdings Corp. (a)	3,635,769	62,062,577
Henry Schein, Inc. (a)	866,472	62,333,996
Hologic, Inc. (a)	108,600	8,862,846
Illumina, Inc. (a)	134,943	16,544,012
Qiagen NV	2,161,572	96,168,338
Solventum Corp. (a)	1,059,222	62,366,991
Waters Corp. (a)	41,827	14,065,583
		457,962,184

Industrials - 16.8%
3M Co.	691,660	88,221,233
Graco Inc.	195,102	16,593,425
IDEX Corp.	69,130	14,412,222
Knight-Swift Transportation Holdings, Inc.	287,944	15,672,792
Legrand SA - ADR	329,237	7,088,473
Lindsay Corp.	117,577	14,813,526
Marten Transport Ltd.	1,071,908	20,162,589
Mueller Water Products, Inc. - Class A	1,512,678	31,282,181
Northrop Grumman Corp.	53,971	26,139,235
Southwest Airlines Co.	376,127	10,132,861
Stericycle, Inc. (a)	306,341	17,936,266
Werner Enterprises, Inc.	1,548,356	60,680,072
		323,134,875

Information Technology - 1.5%
Rogers Corp. (a)	156,259	19,091,725
TE Connectivity Ltd.	61,840	9,543,767
		28,635,492

Materials - 1.1%
AptarGroup, Inc.	147,789	21,722,027

Real Estate - 1.8%
Equity Commonwealth (a)	675,563	13,761,218
Healthcare Realty Trust, Inc.	536,465	9,490,066
Healthpeak Properties, Inc.	540,193	11,787,011
		35,038,295

Utilities - 18.5%
American Water Works Co., Inc.	233,445	33,233,230
Avista Corp.	501,478	19,647,908
California Water Service Group	1,022,135	54,643,337
IDACORP, Inc.	465,954	45,547,003
Pennon Group PLC - ADR	3,399,903	54,500,445
Portland General Electric Co.	401,353	19,016,105
Severn Trent PLC - ADR	266,472	8,777,588
SJW Group	630,705	38,227,030
United Utilities Group PLC - ADR	3,121,761	82,882,755
		356,475,401
TOTAL COMMON STOCKS (Cost $1,623,182,045)		1,721,061,941

PREFERRED STOCKS - 1.5%	Shares	Value
Financials - 1.5%
Charles Schwab Corp. Series D, 5.95%, Perpetual	956,342	23,851,170
MetLife, Inc., (Call 03/15/2025 @ $25.00) Series F, 4.75%, Perpetual	234,197	4,812,748
TOTAL PREFERRED STOCKS (Cost $27,600,460)		28,663,918

CONVERTIBLE PREFERRED STOCKS - 0.2%	Shares	Value
Materials - 0.2%
Albemarle Corp. 7.25%, 03/01/2027	85,470	3,822,218
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $3,892,528)		3,822,218

SHORT-TERM INVESTMENTS - 8.5%
Money Market Funds - 8.5%	Shares
First American Government Obligations Fund - Class X, 5.23% (b)	164,677,174	164,677,174
TOTAL SHORT-TERM INVESTMENTS (Cost $164,677,174)		164,677,174

TOTAL INVESTMENTS - 99.4% (Cost $1,819,352,207)		1,918,225,251
Other Assets in Excess of Liabilities - 0.6%		12,312,550
TOTAL NET ASSETS - 100.0%		$1,930,537,801

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)	Non-income producing security.
(b)	The rate shown represents the 7-day effective yield as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Nuance Mid Cap Value Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$1,721,061,941	$–	$–	$1,721,061,941
Preferred Stocks	28,663,918	–	–	28,663,918
Convertible Preferred Stocks	3,822,218	–	–	3,822,218
Money Market Funds	164,677,174	–	–	164,677,174
Total Investments	$1,918,225,251	$–	$–	$1,918,225,251

Refer to the Schedule of Investments for additional information.